Filed pursuant to Rule 497(e) and 497(k)
File Nos. 811-22310; 333-182274
Supplement dated December 16, 2021 to the

Summary Prospectus and Prospectus,
each dated September 17, 2021, of the
ETFMG Breakwave Sea Decarbonization Tech ETF (BSEA)

The section of the Prospectus and Summary Prospectus titled “Principal Investment Strategies – The Marine Money Decarbonization Index” is replaced with the following:
The Marine Money Decarbonization Index
The Index was created by Maritime Transformation Partners, LLC (the “Index Provider”) and tracks the performance of the equity securities of a diversified set of global companies that develop technologies, manufacture equipment or provide services related to marine or ocean decarbonization.
Construction of the Index begins with the universe of global companies with a minimum market capitalization of $75 million. In addition, the Index components are common stock (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) listed on an exchange in a developed market and have a six-month average trading volume of $500 thousand. The business descriptions of and other information regarding companies that meet the eligibility criteria are reviewed for specific factors related to technologies, equipment or services involved in cleaner propulsion (including alternative fuels, batteries and fuel cells), carbon capture technologies and offshore wind development. The universe of companies that may be considered eligible for potential Index inclusion is determined by an index committee based on factors such as a company’s business description, product lines, investment growth plans, exposure to the maritime sector, and its most recent reported revenue by segment.
The universe of companies is then divided by the Index Provider to two tiers: the Core tier (“Core”) and the Tracking tier (“Tracking”). The Core tier has an 80% weighting in the Index, while the Tracking tier has a 20% weighting in the Index. The Core tier is currently comprised of approximately 20 companies that are leaders in their respective business sectors. In addition, to be considered for inclusion in the Core tier, a potential constituent must (i) derive the majority of its revenues from sales of technology, equipment or services related to marine decarbonization, which includes marine infrastructure modernization that has the effect of reducing carbon emissions; (ii) have made substantial investment commitment, typically a majority of their research and development budget, in marine decarbonization technologies, equipment or services, including lower carbon fuel development, distribution or consumption; or (iii) be a stakeholder in a marine decarbonization demonstration project recognized by the Global Maritime Forum, an international not-for-profit organization committed to shaping the future of global seaborne trade to increase sustainable long-term economic development and human well being, or a similar successor organization. The 20 constituents will be equally weighted in the Core tier of the Index. The Tracking tier of the Index is comprised of companies with promising developments or significant investment in relevant business sectors that have not yet reached the development stage or scale targeted as it relates to decarbonization efforts or sufficient materiality to the company’s overall business. The constituents will be equally weighted in the Tracking tier of the Index. The Tracking tier generally includes, but is not limited to, 20 to 40 constituents based on eligibility. The Core tier constituents must have a minimum market capitalization of $250 million and the Tracking tier constituents must have a minimum market capitalization of $75 million. The weight of each security is capped at 10%. All excess weight is proportionally redistributed to all uncapped constituents within the relevant index tier.
The Index follows a quarterly rebalance and reconstitution schedule. Adjustments are made on the third Friday of March, June, September and December which is deemed the effective day. Weights are calculated and Index shares are frozen at the close of that specific day. The selection list is created based on the data as of the effective day.
The Index is calculated and maintained by Solactive AG, which is independent of the Index Provider, the Fund, its adviser and distributor.

The Index is not limited to a minimum or maximum number of constituents; rather, its composition is determined by the index committee based on the criteria outlined in the Index’s methodology. The Index may include companies of any market capitalization, including small capitalization companies, subject to meeting the Index eligibility criteria. The Index Provider anticipates that the Index will generally include between 40 and 60 companies.

Please retain this Supplement with your Prospectus for future reference.